UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2022

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)Annual Shareholders' Meeting.

The annual shareholders' meeting of Boise Cascade Company (the “Company”) was held via webcast on May 5, 2022. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2022 Notice of Annual Shareholders’ Meeting and Proxy Statement (the “Proxy Statement”).

(b)Voting Results.

Proposal No. 1 - Election of Directors

Shareholders elected three former Class II directors: Mack Hogans, Nate Jorgensen, and Christopher McGowan, each to serve a one-year term expiring at the Company’s annual meeting in 2023. Shareholders elected four former Class III directors: Steven Cooper, Karen Gowland, David Hannah, and Sue Taylor, each to serve a one-year term expiring at the Company's annual meeting in 2023. Shareholders elected two new directors, Craig Dawson and Amy Humphreys, each to serve a one-year term expiring at the Company's annual meeting in 2023. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mack Hogans	33,267,623	1,301,976	15,623	1,356,700
Nate Jorgensen	34,489,998	79,644	15,580	1,356,700
Christopher McGowan	34,491,875	77,540	15,807	1,356,700
Steven Cooper	34,344,964	224,161	16,097	1,356,700
Karen Gowland	33,426,800	1,148,214	10,208	1,356,700
David Hannah	33,725,297	843,517	16,408	1,356,700
Sue Taylor	34,340,398	235,082	9,742	1,356,700
Craig Dawson	34,517,687	50,997	16,538	1,356,700
Amy Humphreys	34,521,401	51,718	12,103	1,356,700

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
33,600,509	945,065	39,648	1,356,700

Proposal No. 3 - Ratification of Independent Accountant for 2022

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
35,664,107	252,771	25,044	—

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: May 9, 2022